Exhibit 99.1

Anthem Launches Cash Tender Offers for Certain Outstanding Debt Securities

INDIANAPOLIS—(BUSINESS WIRE)—November 14, 2017—Anthem, Inc. (“Anthem” or the “Company”) announced today the commencement of cash tender offers for (i) any and all of its Any and All Notes (defined below) and (ii) up to $600 million aggregate principal amount of its Maximum Tender Offer Notes (defined below). The offers (the “Offers”, and each an “Offer”) will be comprised of:

•	an offer to purchase for cash any and all of its outstanding 7.000% Notes due 2019 (the “Any and All Notes”) (such offer, the “Any and All Offer”), and

•	an offer to purchase for cash up to $600 million aggregate principal amount (the “Maximum Purchase Amount”) of its outstanding 6.375% Notes due 2037, 5.950% Notes due 2034, 5.850% Notes due 2036, 5.800% Notes due 2040 and 5.100% Notes due 2044 (the “Maximum Tender Offer Notes”) (such offer, the “Maximum Tender Offer”); provided, that the purchase of Maximum Tender Offer Notes with an Acceptance Priority Level (defined below) of 3 will be subject to an aggregate purchase sublimit of $200 million of aggregate principal amount. Maximum Tender Offer Notes validly tendered with a higher acceptance priority level (as set forth in the table below) (each, an “Acceptance Priority Level” with “1” being the highest Acceptance Priority Level and “3” being the lowest) validly tendered at or prior to the Early Tender Time (defined below) will be accepted before any validly tendered Maximum Tender Offer Notes with a lower Acceptance Priority Level are accepted. Maximum Tender Offer Notes validly tendered at or prior to the Early Tender Time will be accepted before any Maximum Tender Offer Notes validly tendered following the Early Tender Time, regardless of Acceptance Priority Level.

The tables below set forth, among other things, the CUSIP numbers, principal amount outstanding and hypothetical cash consideration offered with respect to the Any and All Notes and the Maximum Tender Offer Notes.

Any and All Notes

Title of Notes	CUSIP Number(s)	Principal Amount Outstanding (millions)	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Hypothetical Total Consideration(1)(2)
7.000% Notes due 2019	94973VAR8	$440.330	0.75% U.S.T. due February 15, 2019	FIT4	50 bps	$1,059.10

Maximum Tender Offer Notes

Title of Notes	CUSIP Number(s)	Principal Amount Outstanding (millions)	Acceptance Priority Level	Maximum Tender SubCap (millions)	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment (1)(3)	Hypothetical Total Consideration (1)(2)(3)
6.375% Notes due 2037	94973VAN7	$646.633	1	N/A	2.75% U.S.T. due August 15, 2047	FIT1	105 bps	$30	$1,333.95
5.950% Notes due 2034	94973VAH0 and 94973VAD9	$448.294	2	N/A	2.75% U.S.T. due August 15, 2047	FIT1	100 bps	$30	$1,258.63
5.850% Notes due 2036	94973VAL1	$775.456	2	N/A	2.75% U.S.T. due August 15, 2047	FIT1	105 bps	$30	$1,249.58
5.800% Notes due 2040	94973VAT4	$197.507	2	N/A	2.75% U.S.T. due August 15, 2047	FIT1	115 bps	$30	$1,264.42
5.100% Notes due 2044	94973VBF3	$600.000	3	$200.000	2.75% U.S.T. due August 15, 2047	FIT1	120 bps	$30	$1,165.76

(1)	Per $1,000 principal amount.

(2)	Hypothetical Total Consideration calculated on the basis of pricing for the applicable U.S. Treasury Reference Security as of 2:00 p.m., New York City time, on November 13, 2017. The actual Total Consideration (as defined in the Offer to Purchase (defined below)) payable pursuant to the Offers will be calculated and determined as set forth in the Offer to Purchase.

(3)	The Total Consideration for Maximum Tender Offer Notes validly tendered prior to or at the Early Tender Time and accepted for purchase is calculated using the applicable Fixed Spread (as defined in the Offer to Purchase) and is inclusive of the Early Tender Payment.

Anthem also announced today the launch of its public offering of its 3-year, 5-year, 7-year, 10-year and 30-year notes (the “New Notes”). The New Notes offering is expected to close on or about November 21, 2017, subject to customary closing conditions. Each Offer is conditioned on the closing and issuance of the New Notes yielding gross proceeds to Anthem of at least $1.0 billion, which condition may be waived with respect to either Offer at our option.

The terms and conditions of the Offers are described in the offer to purchase dated November 14, 2017 (the “Offer to Purchase”) and the related letter of transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”). Copies of the Offer Documents and the form of notice of guaranteed delivery are available at www.dfking.com/antm.

The Any and All Offer will expire at 5:00 p.m., New York City time, on November 20, 2017, unless extended or earlier terminated by the Company (such date and time, as the same may be extended or earlier terminated, the “Any and All Expiration Time”). The offer for the Maximum Tender Offer Notes will expire at 11:59 p.m., New York City time, on December 12, 2017, unless extended or earlier terminated by the Company (such date and time, as the same may be extended or earlier terminated, the “Expiration Time”). Registered holders of the Any and All Notes must validly tender and not properly withdraw their Any and All Notes at or prior to the Any and All Expiration Time to be eligible to receive the applicable Total Consideration (as set forth in the table above), plus accrued interest. Registered holders of Maximum Tender Offer Notes must validly tender and not properly withdraw their Maximum Tender Offer Notes at or prior to 5:00 p.m., New York City time, on November 28, 2017, unless extended by the Company (such date and time, as the same may be extended, the “Early Tender Time”) in order to be eligible to receive the applicable Total Consideration (as set forth in the table above), which includes the applicable Early Tender Payment (as set forth in the table above), plus accrued interest. Maximum Tender Offer Notes validly tendered after the Early Tender Time but prior to or at the applicable Expiration Time will only be eligible to receive the applicable Late Tender Offer Consideration (as defined in the Offer to Purchase), plus accrued interest. Any and All Notes validly tendered may be withdrawn at any time (A) at or prior to the earlier of (i) the Any and All Expiration Time and (ii) if the Any and All Expiration Time is extended, the 10th business day after the date hereof and (B) after the 60th business day after the date hereof if the offer for the Any and All Notes has not been consummated (such date and time, the “Any and All Withdrawal Deadline”). Maximum Tender Offer Notes validly tendered may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on November 28, 2017, unless extended by the Company (such date and time, as the same may be extended, the “Withdrawal Deadline”), but not thereafter.

Acceptance of Maximum Tender Offer Notes with respect to the Maximum Tender Offer is subject to proration if the Maximum Tender Offer is oversubscribed. If any Maximum Tender Offer Notes are purchased in the Maximum Tender Offer, the Maximum Tender Offer Notes tendered at or prior to the Early Tender Time will be accepted for purchase in priority to other Maximum Tender Offer Notes tendered in the Maximum Tender Offer after the Early Tender Time. Accordingly, if the Maximum Purchase Amount is reached in respect of tenders made at or prior to the Early Tender Time, no Maximum Tender Offer Notes that are tendered after the Early Tender Time will be accepted for purchase. Series of Maximum Tender Offer Notes of the same Acceptance Priority Level will be treated equally (as though they are a single series) for purposes of acceptance and proration.

The “Any and All Settlement Date” is the date that the Company accepts the Any and All Notes validly tendered at or prior to the Any and All Expiration Time, provided that all conditions to the Any and All Offer have been satisfied or waived by the Company, and the Company expects such date to be one business day following the Any and All Expiration Time.

Provided that all conditions to the Maximum Tender Offer have been satisfied or waived by Anthem, following the Early Tender Time and prior to the Expiration Time, Anthem shall have the right, but not the obligation, to accept the Maximum Tender Offer Notes validly tendered at or prior to the Early Tender Time. Maximum Tender Offer Notes accepted on an Early Acceptance Date (as defined in the Offer to Purchase) may be settled on such date or promptly thereafter (the “Early Settlement Date”). The “Final Settlement Date” is the date that the Company settles all Maximum Tender Offer Notes not previously settled on the Early Settlement Date, if any, and the Company expects such date to be one business day following the Expiration Time. The Early Settlement Date is expected to be November 30, 2017, and the Final Settlement Date is expected to be December 13, 2017, in each case subject to change without notice. Anthem refers to each of the Early Settlement Date and the Final Settlement Date as a “Settlement Date.”

Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

BofA Merrill Lynch and Deutsche Bank Securities are acting as dealer managers for the Offers. For additional information regarding the terms of the Offers, please contact: BofA Merrill Lynch at (888) 292-0070 (toll-free) or (980) 387-3907 (collect) or Deutsche Bank Securities at (866) 627-0391 (toll-free) or (212) 250-2955 (collect). Requests for the Offer Documents may be directed to D.F. King & Co., Inc., which is acting as the Tender Agent and Information Agent for the Offers, at (800) 884-4725 (toll-free) or (212) 269-5550 (collect) or email antm@dfking.com.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE NOTES. THE OFFERS TO PURCHASE ARE BEING MADE SOLELY PURSUANT TO THE OFFER DOCUMENTS, WHICH SET FORTH THE COMPLETE TERMS OF THE OFFERS THAT HOLDERS OF THE NOTES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.

THE OFFER DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE NOTES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFERS TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFERS WILL BE DEEMED TO BE MADE ON BEHALF OF THE OFFEROR BY ANY OR ALL DEALER MANAGERS, IF ONE OR MORE OF THE DEALER MANAGERS ARE LICENSED BROKERS OR DEALERS UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKERS OR DEALERS THAT ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

NEITHER THIS PRESS RELEASE NOR THE OFFER DOCUMENTS CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE WITH RESPECT TO ANY DEBT SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR PURCHASE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. ANTHEM HAS FILED A SHELF REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO WHICH ANY OFFERING OF DEBT SECURITIES REFERRED TO ABOVE WOULD BE MADE. IN CONNECTION WITH THE COMMENCEMENT OF ANY SUCH OFFERING, ANTHEM WILL FILE A PROSPECTUS SUPPLEMENT WITH THE SEC.

About Anthem

Anthem is working to transform health care with trusted and caring solutions. Our health plan companies deliver quality products and services that give their members access to the care they need. With over 74 million people served by its affiliated companies, including more than 40 million within its family of health plans, Anthem is one of the nation’s leading health benefits companies. For more information about Anthem’s family of companies, please visit www.antheminc.com/companies.

Forward-Looking Statements

This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include: those discussed and identified in our public filings with the U.S. Securities and Exchange Commission, or SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care Reform, and the impact of any future modification, repeal or replacement of Health Care Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in our Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; the ultimate outcome of litigation between Cigna Corporation (“Cigna”) and us related to the merger agreement between the parties, including our claim for damages against Cigna, Cigna’s claim for payment of a termination fee and other damages against us, and the potential for such litigation to cause us to incur substantial costs, materially distract management and negatively impact our reputation and financial positions; our ability to contract with providers on cost-effective and competitive terms; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; increases in costs and other liabilities associated with increased litigation, government investigations, audits or reviews; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties; our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; state guaranty fund assessments for insolvent insurers; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack we reported in February 2015; changes in economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers, acquisitions and strategic alliances; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements, except as required by applicable securities laws. Investors are also advised to carefully review and consider the various risks and other disclosures discussed in our SEC reports.

Anthem, Inc.

Contacts:

Investor Relations

Will Feest, 307-488-6057

William.feest@anthem.com

or

Media

Leslie Porras, 202-508-7891

Leslie.porras@anthem.com

Source: Anthem, Inc.